SCHEDULE 14A INFORMATION
    Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934
                               (Amendment No.  )

Filed by the Registrant [ x ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
     6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     WESTAR FINANCIAL SERVICES INCORPORATED
                  (successor to Republic Leasing Incorporated
                  -------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



                                 Proxy Statement
                   For 1997 Annual Meeting of Stockholders
                                       of
                    Westar Financial Services Incorporated
                                 to be held on
                           Monday, November 17, 1997

     This proxy statement is furnished to the stockholders of Westar Financial Services Incorporated, (formerly known as Republic Leasing Incorporated), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders on November 17, 1997, and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about October 16, 1997.

          Whether or not you expect to be personally present at the meeting, please fill in, sign, date and return the enclosed form of proxy.

Any person giving such proxy has the right to revoke it at any time before it is voted by giving notice to the Secretary of the Company. All shares represented by duly executed proxies in the accompanying form will be voted unless proxies are revoked prior to the voting thereof.

The close of business on October 9, 1997, has been fixed as the record date for the determination of stockholders entitled to vote at the Annual Meeting of Stockholders. As of the record date, there were outstanding and entitled to vote at such meeting 1,765,300 shares of common stock. The holders of common stock will be entitled to one vote for each share of common stock held of record on the record date.

A copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1997 accompanies this proxy statement.

The solicitation of this proxy is made by the Board of Directors of the Company. The solicitation will be made by mail and the expense thereof will be paid by the Company. The Company has retained TranSecurities International, Inc. to assist in the solicitation of proxies at an estimated cost of $500 plus expenses.

In addition, solicitation of proxies may be made by telephone or telegram by directors, officers or regular employees of the Company.

              INFORMATION ABOUT THE BOARD OF DIRECTORS AND
                        COMMITTEES OF THE BOARD

Nominees and Continuing Directors
---------------------------------
The Board of Directors is divided into three classes, with the terms of office of each class ending on successive years. Two directors of the Company are to be elected for terms ending in 2000, at the Annual Meeting, or until their respective successors have been elected and qualified. Certain information with respect to the nominees for election as directors proposed by the Company and the other directors whose terms of office as directors will continue after the Annual Meeting is set forth below. Should any one or more of the nominees be unable or unwilling to serve (which is not expected), the proxies (except proxies marked to the contrary) will be voted for such other person or persons as the Board of Directors may recommend.

Nominees For Terms Until 2000
-----------------------------
R. W. Christensen, Jr., age 48, is the President and Chairman of the Board of Directors of the Company. Prior to 1978 he held positions as a financial analyst with Olympia Brewing Company, Assistant to the President of Pacific Hide & Fur, a natural resources and steel distribution firm, and as Corporate Pilot with Buttrey Food Stores. Mr. Christensen served as Vice Chairman (1989-1990) and a member of the Board of Directors (1987-1990) of Heritage Federal Savings & Loan Association. He was President and director of PacWest Financial Corporation, a privately held investment firm. Mr. Christensen is President and a member of the Board of Directors of Mud Bay Holdings, Ltd., a privately held investment company. Mr. Christensen has previously served as an officer, director and President of the National Vehicle Leasing Association (1981-1988) in which capacities he presented dozens of articles and scores of speeches on the state and future of the automobile leasing industry, subjects in which he is regarded as expert. He was awarded the industry's most prestigious recognition, the Clemens-Pender Award, in 1988. He has served as director of Washington Independent Bankshares (1982). Mr. Christensen serves as the court-appointed Trustee of CASR Trust, a multi-year, multi-million dollar fund established by the bankruptcy court for the benefit of the creditors of All Seasons Resorts. He graduated from the College of Great Falls (B.A. with Honors, Management and Economics) and received an MBA from the University of Puget Sound. He serves as a Director (since 1978) and as Chairman (since 1995).

David C. Soward, age 40, is a Director of the Company. Since 1992 he has been the Senior Vice President of & Capital Partners, Inc., the General Partner of & Capital Partners, L.P., a venture capital company based in San Francisco. He was previously a Senior Manager with KPMG Peat Marwick, San Francisco (1987-
1992). Mr. Soward graduated from Portland State University (BS, Accounting) and is a Certified Public Accountant. Mr. Soward is a member of the Compensation Committee. He has served on the Board of Directors of the Company since 1995.

To Continue In Office Until 1999
--------------------------------
Joel I. Davis, age 62, is the Assistant Secretary and a director of the Company. He is President of MasterForms, Inc. (since 1983), and President of Davis Construction and Development Corporation. He has been engaged as a home builder and land developer in various capacities for more than twenty-five years. Mr. Davis is an officer and member of the Board of Directors of Mud Bay Holdings, Ltd., a privately held investment company. Mr. Davis graduated from St. Martin's College (B.A., Accounting). Mr. Davis is a member of the Audit Committee. He has served on the Board of Directors of Westar Financial Services Incorporated and predecessor corporations since 1978.

Charles S. Seel, age 49, is the Secretary of the Company, a director and Chairman of the Audit Committee. He is President and Chief Operating Officer of Summit Management Company, a holding company for Spectrum Glass and Vanguard Properties. He previously served in positions as Executive Vice President, Treasurer and Controller (1977). Mr. Seel is the Secretary and a member of the Board of Directors of Mud Bay Holdings, Ltd., a privately held investment company. He is a Certified Public Accountant and a member of the Washington Society of CPAs and the American Institute of CPAs. Mr. Seel graduated from Montana State University (B.A., Accounting). He has served on the Board of Directors of Westar Financial Services Incorporated and predecessor corporations since 1978.

To Continue In Office Until 1998
--------------------------------
Cathy L. Carlson, age 41, is a director of the Company and Vice President-Operations with responsibilities for Dealer Support, Lease Servicing, Operations and Management Information Systems. Previously Ms. Carlson was Vice President-Finance of the Company with responsibility for accounting, finance and administration (since 1991). She has also served as Controller and Chief Financial Officer (since 1987) of the Company. Ms. Carlson is a Certified Public Accountant and was with Coopers & Lybrand from 1980 to 1987. She is a member of the Washington Society of CPAs and the American Institute of CPAs. Ms. Carlson graduated from Seattle University (B.A., Accounting). She has served as a Director since 1992.

Robert L. Lovely, age 60, is a director and Chairman of the Compensation Committee of the Company. He is the President and owner of Cruise Center Consultants, Inc. and operates a chain of cruise only travel agencies. He is also President of the Lovely Corp., a business development and management firm. He was previously President and CEO of Satellite Information Systems Company (1983-1985) and prior to that, founder and CEO of Allied Data (1967-
1983). He is a director of Applied Voice Technology (since 1983). Mr. Lovely is a director of Mud Bay Holdings, Ltd., a privately held investment company. Mr. Lovely graduated from Washington State University (B.A., Mathematics) and received an MBA from Pacific Lutheran University. He has served on the Board of Directors of the Company and predecessor corporations since 1978.

Other Executive Officers of the Company
---------------------------------------
Thomas M. Foley, age 54, is the Vice President-Finance and Chief Financial Officer of the Company with responsibility for all accounting and finance functions (1996). Prior to joining the Company he was Vice President-CFO of Print NW/Six Sigma in Tacoma, Washington (since 1990). Prior to joining Print NW, he was the Senior Vice President-Chief Financial Officer of The Philadelphia Stock Exchange (since 1987). Previously, he served as Vice President-Finance and Administration with Albert Nipon, Inc. and as Vice President of Information Resources Management with Mack Trucks. Mr. Foley is a Certified Public Accountant and was with Price Waterhouse from 1965 to 1976. He is a member of the Washington Society of CPAs, the American Institute of CPAs and the Financial Executives Institute. Mr. Foley graduated with honors from LaSalle University and received an MBA from Temple University.

Robert E. Kanatzar, Jr., age 45, is the Vice President-Risk Management of the Company with responsibilities for the design and implementation of its risk/reward criteria, strategies, policies and procedures; the supervision of Lease Production Officers; the development of credit and collection policies and procedures; and, the supervision of personnel engaged in risk, credit or collection activities (1997). Prior to joining the Company he was Senior Vice President of Credit Policy and Risk Management for NationsCredit Corporation, with a $10 billion consumer portolio, a part of the Financial Services Group of NationsBank Corporation (1996). Previously, he served as Vice President-Manager of Risk Management for Bank One Credit Company and managed its $10 billion consumer portfolio (1992). Mr. Kanatzar has served in areas of similar and increasing responsibilities with Texas Commerce Bank, Citicorp Acceptance Company and Citicorp Mortgage Inc. He graduated from the University of Kansas and received an MBA from the University of Kansas Graduate School of Business.

Board of Directors and Committees
---------------------------------
There were nine meetings of the Board of Directors during the fiscal year ended March 31, 1997. All of the directors attended every meeting of the Board and committees on which they served except for three members who missed
one different Board meeting each.   All directors are compensated for
attendance at Board meetings at $300 per meeting. Additionally, outside directors are paid $1,000 per quarter in consideration for their availability to the Company. The Company incurred $31,300 and $31,367 in directors compensation during the fiscal years ended March 31, 1997 and 1996, respectively.

The members of the Board of Directors are elected to various committees. The standing committees of the Board are the Audit and Compensation Committees.

The functions of the Audit Committee are to recommend appointment of the firm of independent accountants to perform the annual audit; and, review and approve the scope of the independent accountants' work. The Committee met once in the fiscal year ended March 31, 1997 and again immediately following the fiscal year end. The members of the Committee are Charles Seel, Chairman; Joel Davis, member.

The functions of the Compensation Committee are to review and approve the salaries of all executive officers of the Company; and, review and approve
all additional compensation plans.  The Committee met four   times  in the
fiscal year ended March 31, 1997. The members of the Committee are R. L. Lovely, Chairman; David Soward, member.


    Security Ownership of Certain Beneficial Owners and Management

    Name             Stock Benefically          Nature of                   Percentage
                     Owned on March 31,    Beneficial Ownership            of Class (1)
                         1997 (1)
-------------------- --------------------  ----------------------------    -----------


Mud Bay Holdings, Ltd.    368,894    Common   Sole Voting & Disposition      21.54%
PO Box 919
505 East Union,
Suite 300
Olympia, WA 98507

& Capital Partners, L.P.  272,975(2)  Common    Sole Voting & Disposition     13.75%(7)
600 California,
Suite 1850                  1,250    Preferred Sole Disposition             100.00%
San Francisco, CA 94108

R.W. Christensen, Jr.     160,050(3)  Common    Sole Voting & Disposition
Chairman, President
& Director                368,894(4)  Common    Shared Voting & Disposition
PO Box 919                -------
Olympia, WA 98507         528,944    Total                                   29.03%(8)

                              500(5)  Preferred Sole Voting & Disposition     41.60%

Cathy Carlson              40,000(3)  Common    Sole Voting & Disposition      2.28%(9)
VP-Operations & Director

Joel I. Davis               20,000(3)  Common    Sole Voting & Disposition
Asst. Secretary & Director 368,894(4) Common    Shared Voting & Disposition
                           -------
                           388,894   Total                                   22.45%(10)

Robert L. Lovely            26,000(3) Common    Sole Voting & Disposition
Director                   368,894(4) Common    Shared Voting & Disposition
                           -------
                           394,894   Total                                   22.80%(10)


Charles S. Seel             30,000(3) Common    Sole Voting & Disposition
Secretary & Director       368,894(4) Common    Shared Voting & Disposition
                           -------
                           398,894   Total                                   23.03%(10)

David Soward               20,000(3) Common    Sole Voting & Disposition
Director                  272,975(6) Common    Shared Voting & Disposition
                          -------
                          292,975    Total                                   14.61%(11)

                            1,250(6)  Preferred Shared Voting & Disposition  100.00%
                                                Preferred

All Directors & Officers  947,919    Common                                  41.60%(12)
as a Group (7 persons)

-------------------------------------------------------------------------------

(1) Except as otherwise indicated, Stock Beneficially Owned on March 31, 1997 and Percentage of Class are based upon 1,712,300 shares of common stock outstanding as of March 31, 1997.
(2) & Capital Partners, L.P. has the right to convert its Series 4B Preferred Shares into 10% of the outstanding shares of the Corporation on a fully-diluted basis. It also holds warrants for 3.75% of the outstanding shares of the Corporationon a fully-diluted basis. The number of shares listed as being beneficially owned is computed according to Rule 13d-3(d)(1) of the Securities Exchange Act and based upon 1,985,275 shares of common stock being deemed outstanding.
(3)   Includes shares subject to options exercisable within 60 days as follows:
Ms. Carlson,  40,000 shares, Mr. Christensen, 80,000 shares, Messrs. Davis,
Seel, Soward and Lovely 20,000 shares each .   Also includes warrants
exercisable within 60 days by Mr. Christensen for 30,000 shares.
(4) Includes the interest of Mud Bay Holdings, Ltd. of which Messrs. Christensen, Davis, Lovely, and Seel are directors collectively holding dispositive power.
(5) Includes the interest of Summit Capital Resources, Ltd. of which Mr. Christensen is the sole director and officer.
(6) Includes the interest of & Capital Partners, L.P. Mr. Soward is the Senior Vice President of & Capital Partners, Inc., the general partner of & Capital Partners, L.P.

Under Rule 13d-3(d)(1), any securities not outstanding which are subject to options, warrants, rights or conversion privileges shall be deemed to be outstanding for purposes of computing the percentage of outstanding securities owned by such person, but not deemed outstanding for computing percentage ownership by any other person.
(7)   Based upon 1,985,275 shares of common stock being deemed outstanding.
(8)   Based upon 1,822,300 shares of common stock being deemed outstanding.
(9)   Based upon 1,752,300 shares of common stock being deemed outstanding.
(10)  Based upon 1,732,300 shares of common stock being deemed outstanding.
(11)  Based upon 2,005,275 shares of common stock being deemed outstanding.
(12)  Based upon 2,275,275 shares of common stock being deemed outstanding.


                        Executive Compensation

Name and Position       Year Ended   Salary   Bonus   Other Compensation
----------------------  ----------  --------  ------- ------------------

R.W. Christenesen, Jr.
  President & Chairman    3-31-97   $142,500     0          (1)
                          3-31-96   $120,000     0          (1)
                          3-31-95   $120,000   $20,000      (1)

Cathy Carlson             3-31-97   $103,750     0          (1)
  Vice President-Oper.    3-31-96   $ 72,000     0          (1)
                          3-31-95   $ 72,000     0          (1)

(1) The aggregate of other compensation is less than 10% of the total of the executive's salary and bonus.

All other executive officers of the Company received less than $100,000 annually in total compensation during the years ended March 31, 1997, 1996 and 1995.

                                       Fiscal Year-End Option Value Table
                    ----------------------------------
     Name                Shares   Value Realized Number of   Value of
                      Acquired on       ($)      Securities  Unexercised
                      Exercise (#)               Underlying  In-the-Money
                                                 Unexercised Options at
                                                 Options at  March 31, 1997(2)
                                                        March 31,
                                                 1997(#)(1)
--------------------- ----------- -----------  ------------  -----------
R.W. Christenesen, Jr.  0           0             80,000      $320,000
Cathy Carlson           0           0             20,000      $110,000
                        0           0             20,000      $ 80,000
(1) After giving retroactive effect to the 2-for-1 stock split authorized on May 10, 1996.
(2) Options are "in-the-money" at fiscal year end if the fair market value of the underlying securities on that date exceeds the exercise price of the option. The amount set forth represents the difference between the closing price of the Company's common stock on Thursday, April 4, 1997, the day nearest to the fiscal year end in which a trade took place, and the exercise price of the options, multiplied by the number of options.

Stock Option Plan
-------------------
In 1996, the Company adopted, and the stockholders approved, the amendment of the 1994 Stock Option Plan (the "1994 Stock Option Plan") providing for the granting of options to purchase 600,000 shares to employees, directors and consultants of the Company and its affiliates. The Company estimates that approximately eighteen employees and three consultants, along with all current directors of the Company, are currently eligible to receive option grants under the 1994 Stock Option Plan. The Company, by means of the 1994 Stock Option Plan, seeks to retain the services of persons now employed by or serving as consultants or directors to the Company, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts toward the success of the Company. The 1994 Stock Option Plan provides for the granting of Incentive Stock Options ("ISOs") as that term is used in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as for the granting of Non-statutory Stock Options ("NSOs") which do not qualify as incentive stock options under the Code.

The 1994 Stock Option Plan is administered by the Board of Directors upon recommendation of its Compensation Committee. The Board or the Committee determines from time to time which of the persons eligible under the 1994 Stock Option Plan shall be granted options, when and how the options shall be granted, whether such options shall be ISOs or NSOs and the provisions of each of the options (which need not be identical), subject to the restrictions set forth in the 1994 Stock Option Plan. ISOs may be granted only to employees (including officers) of the Company and its affiliates while NSOs may be granted to employees (including officers) and directors of, or consultants to, the Company and its affiliates.

The exercise price of each option shall not be less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted. The exercise price of any ISO granted to any optionee owning more than ten percent (10%) of the voting power of all classes of the Company's stock, shall not be less than one hundred ten percent (110%) of the fair market value of the stock on the date of the grant of the ISO. Generally, an option shall terminate three months after termination of the optionee's employment or relationship as a consultant to, or director of, the Company or its affiliates, and an option shall not be transferable except by will or the laws of descent and distribution (although an ISO may also be transferred pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder). The market price of the Company's common stock as of the close of trading on Thursday, April 4, 1997, the day closest to March 31, 1997 on which a trade took place, was $6.00.

The 1994 Stock Option Plan permits options granted to be either qualified Incentive Stock Options pursuant to the Code or non-qualified stock options, as the Board may elect. Upon exercise of a non-qualified option, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock received over the exercise price of such shares. That amount increases the optionee's basis in the stock acquired pursuant to the exercise price of such shares. That amount increases the optionee's basis in the stock acquired pursuant to the exercise of the non-qualified option. Upon a subsequent sale of the stock, the optionee will generally recognize additional capital gain or loss. The Company generally will be allowed a federal income tax deduction for the amount recognized as ordinary income by the optionee upon the exercise of the option.

The Board may at any time, and from time to time, amend the 1994 Stock Option Plan. However, no amendment shall be effective unless approved by the stockholders of the Company where such amendment would, among other things, increase the number of shares reserved for issuance pursuant to options granted under such plan.

As of March 31, 1997, options representing a total of 338,800 shares have been granted, 20,800 of which had been exercised, the remainder include 276,800 options which are vested and are presently exercisable, 20,000 options which have not vested yet, and 21,200 options which have expired. These options are held by twenty one (21) persons, are exercisable at between $0.50 - $7.25 per share and remain exercisable for three to five years from the date of grant, subject to certain conditions.

As a group, all employees who are not executive officers, received
28,800 options.   As a group, current executive officers have received
140,000 options under the 1994 Stock Option Plan. Current directors, excluding executive officers, have received 80,000 options, as a group.

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act that might incorporate future filings, including this Proxy Statement in whole or in part, the following report shall not be incorporated by reference into any such filings.

Compensation Committee Report  On Executive Compensation
--------------------------------------------------------
The Compensation Committee reviews and establishes management compensation, compensation policies and procedures. Following review and approval by the Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for its approval. The Committee also has responsibility for the grant of awards under Westar's stock option plan.

Executive officer compensation is based on Westar's analysis of compensation levels necessary to attract, maintain and motivate quality personnel. In this way, Westar is able to compete for and retain talented executives who are critical to our long-term strategies for success. It also aligns the interest of those executives with the long-term interests of our stockholders.

Executive compensation consists of two components: cash compensation and long term incentives in the form of stock options. The two components are intended to provide executives with incentives to achieve the long-range objectives of Westar and to reward exceptional performance. Performance is evaluated not only with respect to Westar's earnings but also with respect to the accomplishment of Westar's business objectives, the individual's contribution to stockholder value, and also with respect to comparable industry results and experience.

In determining the overall compensation package for the Chief Executive Officer, the Committee considered each of the factors enumerated in the preceding paragraphs regarding compensation for executive officers of Westar as well as the performance achieved by Westar during the past fiscal year.

To motivate extraordinary job performance and to encourage growth in stockholder value, significant stock options were granted under Westar's stock option plan to all executives and all other company personnel in order to encourage substantial contributions toward the overall success of Westar. The Committee believes that will focus attention on managing Westar from the perspective of owners with an equity stake in the business. All of the corporate objectives established at the beginning of the year were met or exceeded prior to year-end.

                              Respectfully submitted,
                              R. L. Lovely, Chairman
                              David C. Soward

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------
R. L. Lovely is a member of the Board of Directors of Mud Bay Holdings, Ltd., a privately held investment company. R. W. Christensen, Jr. is the President and a member of the Board of Directors of Mud Bay Holdings, Ltd. Charles Seel and Joel Davis, directors of the Company, are also officers and members of the Board of Directors of Mud Bay Holdings, Ltd.

Related Party Transactions
--------------------------
The Company leased office space from a limited partnership in which it
has a 10% interest.  The lease expires in October, 1998.   Annual rental
expense was approximately, $61,600, $60,000 and $61,000  for 1997, 1996 and 1995, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the common stock, to file initial reports of ownership (Form 3) and changes of ownership (Form 4) of Company common stock with the Securities and Exchange Commission. Minor changes of ownership may be reported once annually (Form 5). The Company is required to disclose in this proxy statement any late filings of those reports made by its directors and executive officers and greater than 10% stockholders during the fiscal year ended March 31, 1997. Based solely upon the review of the copies of the forms furnished to the Company and written representations that no such other reports are required, the Company believes that during the fiscal year all executive officers and directors, and greater than 10% stockholders timely filed all such required reports, other than as follows: during the fiscal year, Robert L. Lovely, a director of the Company, made a gift of stock to a charitable organization. The gift was reported late. Upon registration of the common stock of the Company, owners of 10% or more of the shares were required to file a report of the ownership with both the SEC and the Company. Mud Bay Holdings, Ltd. and & Capital Partners, L.P. each belatedly reported their initial ownership with the SEC. Reports of four transactions made by Mud Bay Holdings, Ltd., in three Form 4 filings and, a single Form 4 of one transaction for R. W. Christensen, Jr. involving an acquisition, were deposited in the U.S. Mail timely, but were not actually received by the SEC within ten days of the month end as required.

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act or the Exchange Act that might incorporate future filings, including this Proxy Statement , in whole or in part, the following Stockholder Return Performance Presentation shall not be incorporated by reference into any such filings.

Stockholder Return Performance Presentation
-------------------------------------------
Set forth below is a line graph comparing the Company's cumulative total stockholder return on its common stock with the return of the NASDAQ Market Index and a peer group* constructed by the Company.

             WESTAR FINANCIAL SERVICES INCORPORATED
                          Total Returns

                       Description of Graph
The Stockholder Performance Graph presents the total return to the common stock shareholders of Westar Financial Services Incorporated as compared to the NASDAQ Financial Index, the NASDAQ Composite Index and an Automobile Financial Services Sector peer group compiled by Company. The graph displays percentage shareholder return in increments from 0% to 300% on the Y-axis and time measurement of 3-31-96, 6-30-96, 9-30-96, 12-31-96 and 3-31-97 along the X-axis. Data used for the graph is presented in the following table:

Company                3-31-96    6-30-96    9-30-96   12-31-96  3-31-97
---------------------  -------    -------    -------   --------  -------
Aegis Consumer Funding   6.250      5.375      5.350      2.813    1.281
Consumer Portfolio Serv  9.500      8.875     12.250     11.250    8.000
CTL Credit, Inc.        17.375
Jayhawk Accept. Corp.   12.250     13.625     14.125     11.250    2.063
MS Financial             6.250      6.250      3.438      0.938    1.563
Olympic Financial       19.375     23.000     24.625     14.250    9.250
Oxford Resources        28.000     23.250     21.375     30.875   41.875
WFS Financial           18.750     22.500     20.500     19.875   11.250
Westar                   3.750      8.000      7.500     10.000    7.320
NASDAQ Financial Index   1,050      1,063      1,162      1,302    1,353
NASDAQ Composite Index   1,101      1,185      1,227      1,291    1,222

Ratios:
WEST                      100%       213%       200%       267%     195%
Automobile Financial
 Services Sector          100%        87%        86%        77%      64%
NASDAQ Financial Index    100%       101%       111%       124%     129%
NASDAQ Composite Index    100%       108%       111%       117%     111%

*For comparison purposes, the "Automobile Financial Services Sector" peer group is composed of Aegis Consumer Funding Group; Consumer Portfolio Services; CTL Credit, Inc.; Jayhawk Acceptance Corporation; MS Financial, Inc.; Olympic Financial (Arcadia); Oxford Resources; and, WFS Financial, not all of which concentrate on producing prime consumer financial instruments.

                            Proposal 1

Election  of Two Directors
--------------------------
The Board has nominated Mr. R. W. Christensen, Jr. and Mr. David C. Soward to each serve as a director of the Company for a three-year term ending March 31, 2000 and until the election and qualification of his successor. Management believes that the proposed nominees for election as director are willing to serve as such, and it is intended that the person named in the accompanying form of proxy or their substitute will vote for the election of the nominees unless specifically instructed to the contrary. However, if either nominee at the time of the election is unable or unwilling to serve or is otherwise unavailable for election and as a consequence another nominee is designated, the person named in the proxy or his substitute shall have discretion or authority to vote or refrain from voting in accordance with his judgment with respect to the other nominees.

Vote Required
-------------
The affirmative vote of a majority of the shares of common stock of the Company represented (in person or by proxy) and entitled to vote at the Annual Meeting is required to elect a director.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING "FOR" THE TWO NOMINEES NAMED ABOVE, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

Transaction of other Business
-----------------------------
At the date of this Proxy Statement, the only business which the Board intends to present or knows that others will present at the meeting as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their best judgment.

Stockholder Proposals
---------------------
Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Company (i) must be received by the Company at its offices at P.O. Box 919, Olympia, WA 98507 no later than February 13, 1998 and (ii) must satisfy the conditions established by the Securities and Exchange Commission to be considered for inclusion in the Company's proxy statement for that meeting.

In order for a stockholder to nominate a candidate for director, under the Company's Articles of Incorporation timely notice and specific information must be given to the Company in advance of the meeting. Ordinarily, such notice must be given not less than 14 nor more than 50 days before the meeting (but if the Company gives less than 65 days notice or prior public disclosure of the date of the annual meeting, then the stockholder must give notice within 15 days of the day following the notice of the annual meeting). The Articles of Incorporation contain the specific requirements for such notice. Nominations shall contain the following information: (a) name and address of the nominee; (b) the nominee's principal occupation; (c) the total number of shares of stock of the corporation that will be voted for each proposed nominee; (d) the name and address of the proposing stockholder and the number of shares the proposing stockholder owns; and, such other information as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors.

Nominations not made in accordance with the Articles of Incorporation may, in his discretion, be disregarded by the Chairman of the meeting, and upon his instruction, all votes cast for such nominee shall be disregarded.

In order for a stockholder to bring other business before the annual meeting, timely notice must be given to the Company within the time limits described in the Bylaws. Ordinarily, notice must be given at least 50 days but not more than 65 days before the meeting. Such notice must include a description of the proposed business, the reasons therefore and other specified matters. The Board may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for a stockholders' meeting. These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in the Company's proxy statement.

In each case, notice must be given to the Secretary of the Company, whose address is P.O. Box 919, Olympia, Washington 98507. Any stockholder desiring a copy of the Company's Articles of Incorporation or Bylaws will be furnished one without charge upon written request to the Secretary.

Other Materials
---------------
This Proxy Statement includes the information and materials contained within the 1997 Annual Report to Stockholders of Westar Financial
Services Incorporated. Any document or part thereof not delivered herewith, will be provided without charge to each person, including any beneficial owner, to whom the Proxy Statement is delivered, upon written request of such person directed to Westar Financial Services
Incorporated, P. O. Box 919, Olympia, Washington 98507.

                        September 16, 1997
                        By Order of the Board of Directors


                        Charles S. Seel, Secretary

































                                   APPENDIX A

[Proxy is printed on 8" x 3" card stock. Voting blocks for directors follow the director's name in a columnar presentation, rather than below the names as presented in this facsimile.]

                             FORM OF PROXY -- FRONT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROXY 1997 ANNUAL MEETING -- November 17, 1997

The undersigned hereby appoints Richard G. Phillips, Jr., proxy to represent the undersigned, with full power of substitution, at the 1997 Annual Meeting of Stockholders of Westar Financial Services Incorporated, to be held at 9:00 a.m. on Monday, November 17, 1997, in the Quinalt Room, West Coast Tyee Hotel, 500 Tyee Drive, Tumwater, Washington, and at any and all adjournments thereof

1. Election of Director: R.W. Christensen, Jr. for a 3 year term ending March 31, 2000

       FOR the nominee ______                WITHHOLD AUTHORITY ______

                         David C. Soward for a 3 year term ending
March 31, 2000

       FOR the nominee ______                WITHHOLD AUTHORITY ______

2. In his discretion, the Proxy is authorized to vote upon such other business that may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise specified, the shares will be voted for Proposals 1.


Dated:____________________                      ________________________________

NOTE: Signature should agree with name
on stock certificate as printed hereon.         ________________________________
Executors, administrators, trustees, and          Signature of Stockholder(s)
other fiduciaries should so indicate
when signing.                          PLEASE DATE, SIGN, AND RETURN THIS PROXY.
                                                           Thank you.

______ I plan to attend the meeting in Tumwater, Washington, at 9:00 a.m. on November 17, 1997.



                             FORM OF PROXY -- BACK


                     WESTAR FINANCIAL SERVICES INCORPORATED

Solicitation of Proxies for Westar Financial Services Incorporated, a Washington Corporation

This Proxy is being solicited by Westar Financial Services Incorporated in connection with the Proxy Statement. Capitalized terms used but not defined herein have the meanings given to them in the Proxy Statement.

Name and Address of Stockholder and Number of Shares Owned:

                               [Shareholder Label]

                                   APPENDIX B
                        FORM OF NOTICE OF ANNUAL MEETING


                     WESTAR FINANCIAL SERVICES INCORPORATED

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS




     TO THE SHAREHOLDERS:

     The annual meeting of shareholders of Westar Financial Services Incorporated will be held on Monday, November 17, 1997 at 9:00 a.m. Pacific Time, at the Quinault Room, West Coast Tyee Inn, 500 Tyee Road, Tumwater, Washington for the following purpose:

     1.  Electing two directors for three-year terms.
     2.  Such other business as may properly come before the meeting

     Only shareholders of record at the close of business on October 9, 1997, shall be entitled to vote at the meeting.

                                              By order of the Board of Directors



                                              CHARLES S. SEEL
                                              Secretary

October 20, 1997